UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04450

Franklin Templeton Global Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 10/31/11

Item 1. Reports to Stockholders.

OCTOBER 31, 2011

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Franklin Templeton Global Trust

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FIXED INCOME

Franklin Templeton Hard Currency Fund

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

 1

Annual Report

Franklin Templeton Hard Currency Fund

Your Fund’s Goal and Main Investments: Franklin Templeton Hard Currency Fund

seeks to protect against depreciation of the U.S. dollar relative to other currencies. The Fund seeks to achieve its goal by investing at least 80% of its net assets in investments denominated in hard currencies (as defined in the prospectus). The Fund normally invests mainly in high-quality short-term money market instruments and forward currency contracts denominated in foreign hard currencies. The Fund focuses on countries and markets that historically have experienced low inflation rates and that, in the investment manager’s view, follow economic policies conducive to continued low inflation rates and currency appreciation versus the U.S. dollar over the long term.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Templeton Hard Currency Fund covers the fiscal year ended October 31, 2011.

Performance Overview

Franklin Templeton Hard Currency Fund – Class A delivered a +3.62% cumulative total return for the 12 months under review. The Fund outperformed the +3.16% total return of its benchmark, the J.P. Morgan (JPM) 3 Month Global Cash Index, which tracks total returns of short-term euro-currency deposits.1 The Fund typically does not attempt to directly match the composition of the index; thus the results are not directly comparable. The U.S. dollar fell 2.24% relative to major U.S. trading partners during the period.2 In particular, the euro increased 0.35% against the U.S. dollar, while the yen rose 3.30% versus the dollar.3 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 9.

1. Source: J.P. Morgan. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: Federal Reserve H10 Report. 3. Source: IDC/Exshare.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 16.

Annual Report | 3

Economic and Market Overview

The global economic recovery strengthened during the beginning of the Fund’s fiscal year. Emerging markets continued to lead the recovery with many economies returning to and exceeding pre-crisis activity levels. Although some developed economies, such as those of Australia and Scandinavia, also enjoyed relatively strong recoveries despite some recent moderation, the G-3 (U.S., euro-zone and Japan) continued to experience slower growth than during recoveries from previous recessions. The divergent conditions between economies led to increasing differences in economic policies around the world. In countries where recoveries were strong, policy was tightened during the period as output gaps closed and inflationary pressures showed early signs of picking up. In contrast, in much of the developed world, significant slack remained as economic growth was below trend. This prompted G-3 policymakers to maintain historically accommodative monetary policies. A consequence of these divergent conditions was a further increase of capital flows to emerging markets. This foreign investment supported their recoveries but also prompted fears of potential asset price bubbles, economic overheating and currency overvaluation. The strengthening economic recovery early in the period was relatively favorable overall for risk assets as equity markets performed well and bond yields generally rose for a large part of the period.

Toward the end of the review period, softer economic reports in most advanced and some emerging economies raised concerns that the global economic recovery may be faltering. This led markets to seemingly price in the end of the current phase of recovery in the business cycle rather than a mid-cycle slowdown. Nevertheless, classic signs of overcapacity in the U.S., indicating that the economy peaked, did not appear to be present. Little evidence existed of housing or other new asset bubbles, and corporations remained restrained in hiring and capacity building despite strong fundamentals. This leaner corporate structure did not help the still-weak labor market, but it also implied U.S. firms were unlikely to have significant major excess labor. Still, a soft patch in recovery was not surprising given the amount of leverage in the system during the years leading up to the global financial crisis. Some moderation in the trajectory of emerging economies’ recoveries allowed growth to approach more sustainable levels and reduced the potential for overheating.

Economic performance in Asia excluding Japan was stronger than in other regions, even as economic activity showed signs of moderating toward the Fund’s fiscal year-end. In the third quarter of 2011, real gross domestic product (GDP) growth registered annual rates of 9.1% in China, 5.8% in Malaysia and 3.5% in South Korea.4 Asian policymakers continued to tighten their monetary

4. Sources: National Bureau of Statistics (China); Department of Statistics, Malaysia (Malaysia); Bank of Korea (South Korea).

4 | Annual Report

policies as measures of economic slack narrowed. China tightened liquidity conditions to prevent the formation of asset bubbles and to encourage a more sustainable economic growth rate. Elsewhere in the region, policymakers hiked interest rates 225 basis points (bps; 100 bps equal one percentage point) in India, 100 bps in South Korea, 50 bps in the Philippines, 25 bps in Australia and 25 bps in Malaysia. In contrast, third-quarter GDP growth was 2.0% in the U.S., 1.4% in the eurozone and 0% in Japan.5 This led policymakers to maintain historically low policy rates in the U.S. and Japan while the European Central Bank raised its policy rate by 50 bps during the period.

Against this economic backdrop, markets absorbed several shocks throughout the review period as there were various distinct sources of market volatility. Tensions flared in the Middle East and North Africa as uprisings in Tunisia, Egypt and Libya led to the fall of long-time rulers in those countries and, in the process, helped inspire a wave of regional unrest in several countries with autocratic rulers. A massive earthquake off the east coast of Japan triggered a destructive tsunami that struck a serious blow to the country’s economy and led to global supply-chain disruptions. Global economic activity subsequently began to normalize as Japan began reconstruction and firms adjusted after the disaster. These events led to significant short-term market volatility. Oil prices in particular rose as Libya’s exports were impacted and fears about the potential effects of unrest spreading elsewhere in the Middle East worried the market.

Separately, concerns about the solvency of highly indebted eurozone governments resurfaced during the period as policymakers continued to struggle for a coordinated plan to address the significant challenges faced by the more heavily indebted eurozone countries, namely Ireland, Portugal, Greece and Spain. During the period, the Portuguese government became the third euro-zone member to seek official aid from the International Monetary Fund (IMF) and European Union (EU). Although Greece was able to enact some austerity measures and agreeed to impose lower rates on private bondholders to secure additional funds from the IMF and EU, concerns persisted over the government’s large outstanding debt. The ongoing eurozone sovereign debt crisis led to periods of risk aversion, when yields declined, equity markets sold off and perceived safe haven assets rallied, to alternate with periods of heightened risk appetite, when yields increased and investors again favored risk assets. Toward period-end, an extended and confrontational debate in the U.S. Congress regarding an increase in the U.S. debt ceiling ultimately contributed to Standard & Poor’s downgrade of the long-term U.S. sovereign credit rating. This added to the climate of risk aversion, which became particularly acute in September as the eurozone crisis touched Italy.

5. Sources: Bureau of Economic Analysis (U.S.); Eurostat (eurozone); Economic and Social Research Institute (Japan).

Annual Report | 5

Currency Breakdown
10/31/11
% of Total
Net Assets
Asia Pacific	40.1%
Australian Dollar	11.5%
South Korean Won	10.1%
Singaporean Dollar	8.8%
Malaysian Ringgit	4.6%
Indonesian Rupiah	4.1%
Indian Rupee	1.0%
Europe	31.1%
Swedish Krona	9.9%
Norwegian Krone	8.8%
British Pound	6.1%
Swiss Franc	5.0%
Polish Zloty	1.3%
Americas	23.0%
U.S. Dollar	9.8%
Canadian Dollar	6.8%
Chilean Peso	2.7%
Mexican Peso	2.6%
Brazilian Real	1.1%
Middle East & Africa	5.8%
New Israeli Shekel	5.8%

Investment Strategy

In making investments in foreign hard currencies, we focus on countries and markets that historically have experienced low inflation rates and, in our opinion, follow economic policies favorable to continued low inflation rates and currency appreciation against the U.S. dollar over the long term. We may invest substantially in a combination of U.S. dollar-denominated securities and forward currency exchange contracts or currency futures contracts.

Manager’s Discussion

The U.S. dollar weakened against most major currencies during the Fund’s fiscal year as the U.S. government and Federal Reserve Board continued their historically accommodative fiscal and monetary policies. This contrasted with an increasing number of countries around the world that tightened policies as they no longer needed the very accommodative policies pursued during the crisis. A variety of currencies performed well in this environment, particularly those of economies experiencing relatively strong growth. The Fund was well positioned with large allocations in developed economies, such as Sweden and Australia, and select emerging economies, such as Singapore and Malaysia.

Europe

The euro appreciated 0.35% against the U.S. dollar during the period, and the Fund’s lack of exposure contributed to performance relative to the JPM 3 Month Global Cash Index.3 The Fund’s exposure to other European currencies that appreciated against the U.S. dollar and the euro also contributed to performance. For example, the Norwegian krone appreciated 6.42% against the euro as Norway’s economy experienced relatively strong growth and benefited from rising oil prices.3 Sweden’s currency also performed well as the krona appreciated 3.33% against the euro amid strengthening economic activity.3 Sweden’s GDP grew a very strong 4.6% year-over-year in the third quarter of 2011.6

Asia Pacific

The Fund’s exposure to Asian currencies significantly aided absolute performance and performance relative to the benchmark JPM 3 Month Global Cash Index. Asia continued to lead the global economic recovery, as growth in China remained particularly robust and supported regional economies

6. Source: Statistics Sweden.

6 | Annual Report

through demand for imports and, increasingly, foreign investment. Australia’s economy especially benefited from strong Chinese demand, particularly for the country’s raw materials exports. The Australian dollar appreciated 8.24% against the U.S. dollar during the period.3 Mining industry investment boomed during the period, which ultimately benefited other industries. The Reserve Bank of Australia again tightened policy during the period after it had previously been one of the first developed economies to raise interest rates. Central banks in South Korea and Singapore also tightened policy during the period as their economies continued to absorb slack. The Fund’s exposure to these currencies benefited performance as did its exposure to the Malaysian ringgit, which appreciated 1.42% against the U.S. dollar.3

Americas

High commodity prices benefited the Canadian dollar but did not provide much support for several Latin American currencies that declined due to global risk aversion. The Fund’s performance was negatively impacted by its exposures to the Mexican peso and Chilean peso, which depreciated 6.31% and 0.12%, against the U.S. dollar during the Fund’s fiscal year.3 Growth generally moderated in the region during the reporting period and central banks there responded with varying approaches. For example, Mexico left its policy rate unchanged and Chile increased its rate. Mexico benefited from strong manufacturing exports due in part to rebounding U.S. economic activity. The Canadian dollar appreciated 2.45% against the U.S. dollar during the period, which helped the Fund’s absolute performance.3 On a relative basis, however, the Fund’s underweighted exposure detracted from results.

Annual Report | 7

Thank you for your continued participation in Franklin Templeton Hard Currency Fund. We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D. Lead Portfolio Manager

Sonal Desai, Ph.D. Portfolio Manager

Portfolio Management Team

Franklin Templeton Hard Currency Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Please note that although the Fund’s Statement of Investments on page 16 of this report indicates the Fund held 50.2% of its total net assets in U.S. dollar-denominated assets as of 10/31/11, its net exposure to the U.S. dollar as of that date was only 9.8%. The difference is explained by the Fund’s holdings of forward currency exchange contracts (please see Statement of Investments on page 16 of this report) calling for the purchase of various foreign currencies in exchange for U.S. dollars at various future dates. The combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are an appropriate strategy when the money market for a particular foreign currency is small or relatively illiquid.

8 | Annual Report

Performance Summary as of 10/31/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: ICPHX)			Change	10/31/11	10/31/10
Net Asset Value (NAV)		-$	0.23	$9.98	$10.21
Distributions (11/1/10–10/31/11)
Dividend Income	$0.5743
Advisor Class (Symbol: ICHHX)			Change	10/31/11	10/31/10
Net Asset Value (NAV)		-$	0.27	$10.01	$10.28
Distributions (11/1/10–10/31/11)
Dividend Income	$0.6501

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	3.62%	+	28.86%	+	98.29%
Average Annual Total Return[2]		+	1.24%	+	4.72%	+	6.84%
Value of $10,000 Investment[3]			$10,124		$12,591		$19,373
Avg. Ann. Total Return (9/30/11)[4]			-2.18%	+	4.10%	+	6.28%
30-Day Standardized Yield[5]	0.02%
Total Annual Operating Expenses[6]	1.18%
Advisor Class			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	4.00%	+	30.76%	+	104.95%
Average Annual Total Return[2]		+	4.00%	+	5.51%	+	7.44%
Value of $10,000 Investment[3]			$10,400		$13,076		$20,495
Avg. Ann. Total Return (9/30/11)[4]		+	0.41%	+	4.88%	+	6.87%
30-Day Standardized Yield[5]	0.32%
Total Annual Operating Expenses[6]	0.88%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 9

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

10 | Annual Report

Performance Summary (continued)

Endnotes

Special risks are associated with foreign investing, including economic instability and political developments. The Fund’s assets are largely invested in foreign currencies, and therefore involve potential for significant gain or loss from currency exchange rate fluctuations. The Fund does not seek to maintain a stable net asset value and should not be considered a substitute for a U.S. dollar money market fund. The Fund is also nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. Changes in the financial strength of a debt security issuer or in a debt security’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. 3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. The 30-day standardized yield for the 30 days ended 10/31/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Source: J.P. Morgan. The JPM 3 Month Global Cash Index tracks total returns of 3-month constant maturity euro-currency deposits, the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality.

Annual Report | 11

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

12 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 5/1/11	Value 10/31/11	Period* 5/1/11–10/31/11
Actual	$1,000	$959.60	$5.24
Hypothetical (5% return before expenses)	$1,000	$1,019.86	$5.40
Advisor Class
Actual	$1,000	$961.60	$3.76
Hypothetical (5% return before expenses)	$1,000	$1,021.37	$3.87

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.06% and Advisor: 0.76%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report | 13

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dEffective September 1, 2008, the redemption fee was eliminated.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

14 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Templeton Global Trust

Financial Highlights (continued)

Annual Report | The accompanying notes are an integral part of these financial statements. | 15

Franklin Templeton Global Trust

Statement of Investments, October 31, 2011

Franklin Templeton Hard Currency Fund	Principal Amount	Value
Foreign Government and Agency Securities 48.9%		
[a]Canada Treasury Bill, 5/10/12	31,700,000 CAD	$ 31,595,540
Government of Australia, senior bond, 5.75%, 4/15/12	19,500,000 AUD	20,687,386
Government of Singapore, senior bond,		
2.625%, 4/01/12	14,800,000 SGD	11,905,743
3.50%, 7/01/12	29,800,000 SGD	24,253,165
New South Wales Treasury Corp., 6.00%, 5/01/12	19,100,000 AUD	20,288,393
[a]Norway Treasury Bills,		
12/21/11	105,900,000 NOK	18,968,375
3/21/12	239,312,000 NOK	42,659,292
Queensland Treasury Corp., senior note, 6.50%,		
4/16/12	5,000,000 AUD	5,318,480
4/23/12	13,300,000 AUD	14,144,242
[a]Singapore Treasury Bill, 11/01/11	31,860,000 SGD	25,376,344
[a]Sweden Treasury Bills,		
12/21/11	213,000,000 SEK	32,623,552
3/21/12	237,000,000 SEK	36,194,694
United Kingdom Treasury Bond, 5.00%, 3/07/12	10,265,000 GBP	16,766,670
United Kingdom Treasury Note,		
3.25%, 12/07/11	5,760,000 GBP	9,287,320
5.25%, 6/07/12	8,224,000 GBP	13,600,091
Western Australia Treasury Corp., 5.50%, 7/17/12	17,500,000 AUD	18,587,827
Total Foreign Government and Agency Securities (Cost $341,575,231)		342,257,114
	Shares	
Money Market Funds (Cost $351,038,551) 50.2%		
[b,c]Institutional Fiduciary Trust Money Market Portfolio	351,038,551	351,038,551
Total Investments (Cost $692,613,782) 99.1%		693,295,665
Other Assets, less Liabilities 0.9%		6,544,487
Net Assets 100.0%		$699,840,152

[a]The security is traded on a discount basis with no stated coupon rate.

[b]Non-income producing.

[c]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

At October 31, 2011, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Swiss Franc	DBAB	Buy	4,537,463	$4,598,158	11/28/11	$ 571,759	$ —
Swiss Franc	DBAB	Buy	3,128,615	3,174,003	12/06/11	391,274	—
Malaysian Ringgit	DBAB	Buy	6,000,000	1,890,359	12/15/11	60,559	—
British Pound	BZWS	Buy	181,791	288,035	1/24/12	4,012	—
British Pound	CITI	Buy	121,055	191,300	1/24/12	3,176	—
British Pound	DBAB	Buy	181,278	286,949	1/24/12	4,275	—

16 | Annual Report

Franklin Templeton Global Trust

Statement of Investments, October 31, 2011 (continued)

Franklin Templeton Hard Currency Fund

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty Type		Quantity	Amount	Date	Appreciation	Depreciation
British Pound	DBAB	Buy	96,308	$153,240	1/26/12	$1,475	$—
Polish Zloty	DBAB	Buy	7,000,000	2,478,139	1/26/12	—	(296,164)
British Pound	JPHQ	Buy	24,238	38,563	1/27/12	375	—
British Pound	BZWS	Buy	122,055	191,971	1/27/12	4,104	—
British Pound	MSCO	Buy	72,739	114,508	1/27/12	2,343	—
British Pound	JPHQ	Buy	48,148	75,778	1/30/12	1,567	—
British Pound	MSCO	Buy	23,921	37,869	1/31/12	557	—
British Pound	CITI	Buy	80,097	126,695	2/01/12	1,970	—
British Pound	MSCO	Buy	92,219	145,366	2/01/12	2,771	—
British Pound	BZWS	Buy	9,939	15,671	2/01/12	295	—
British Pound	BZWS	Buy	604,428	963,083	2/14/12	7,710	—
Polish Zloty	DBAB	Buy	4,800,000	1,611,820	3/16/12	—	(121,780)
South Korean Won	JPHQ	Buy	8,828,110,000	7,837,456	4/02/12	32,668	—
Chilean Peso	DBAB	Buy	5,568,075,000	11,300,000	4/16/12	—	(156,718)
Malaysian Ringgit	HSBK	Buy	29,586,900	9,650,000	4/16/12	—	(59,329)
Mexican Peso	DBAB	Buy	163,075,428	13,320,000	4/16/12	—	(1,274,162)
New Israeli Shekel	DBAB	Buy	77,516,010	22,230,000	4/16/12	—	(928,463)
South Korean Won	HSBK	Buy	39,309,200,000	35,350,000	4/16/12	—	(323,699)
New Israeli Shekel	DBAB	Buy	15,389,380	4,217,193	4/19/12	11,600	—
Canadian Dollar	UBSW	Buy	2,746,830	2,708,505	4/20/12	32,884	—
Swiss Franc	UBSW	Buy	10,000,000	11,172,560	4/20/12	262,517	—
Brazilian Real	DBAB	Buy	13,494,000	7,426,527	4/23/12	165,776	—
Chilean Peso	DBAB	Buy	2,261,650,000	4,367,806	4/23/12	155,117	—
Polish Zloty	DBAB	Buy	2,700,000	938,673	5/21/12	—	(104,622)
Polish Zloty	DBAB	Buy	2,514,355	886,335	6/14/12	—	(110,758)
Malaysian Ringgit	DBAB	Buy	4,700,000	1,525,974	6/18/12	—	(4,643)
Malaysian Ringgit	DBAB	Buy	4,054,200	1,313,867	6/21/12	—	(1,658)
Swiss Franc	DBAB	Buy	2,750,000	3,297,362	6/25/12	—	(146,348)
Polish Zloty	DBAB	Buy	6,900,000	2,417,405	6/27/12	—	(290,708)
Indonesian Rupiah	DBAB	Buy	53,863,000,000	6,100,000	7/19/12	—	(186,520)
Mexican Peso	DBAB	Buy	36,456,000	3,000,000	7/19/12	—	(328,269)
South Korean Won	DBAB	Buy	13,001,450,000	12,100,000	7/19/12	—	(538,085)
New Israeli Shekel	DBAB	Buy	32,022,900	9,100,000	7/20/12	—	(312,704)
Polish Zloty	DBAB	Buy	1,800,000	610,894	7/20/12	—	(56,874)
Swiss Franc	UBSW	Buy	10,146,672	12,633,595	7/27/12	—	(995,722)
Indonesian Rupiah	HSBK	Buy	110,000,000,000	12,559,945	7/31/12	—	(500,187)
Malaysian Ringgit	HSBK	Buy	45,816,100	15,395,195	7/31/12	—	(578,527)
Canadian Dollar	MSCO	Buy	6,620,069	6,700,000	8/17/12	—	(105,429)
South Korean Won	HSBK	Buy	3,297,000,000	3,033,398	8/17/12	—	(101,997)
Chilean Peso	JPHQ	Buy	1,667,700,000	3,400,000	8/20/12	—	(102,825)
Indonesian Rupiah	HSBK	Buy	29,852,000,000	3,400,000	8/20/12	—	(134,798)
Mexican Peso	JPHQ	Buy	43,066,100	3,400,000	8/20/12	—	(252,483)
New Israeli Shekel	CITI	Buy	23,878,800	6,700,000	8/20/12	—	(150,973)
South Korean Won	HSBK	Buy	14,582,700,000	13,500,000	8/20/12	—	(534,418)

Annual Report | 17

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Templeton Global Trust

Financial Statements

Statement of Assets and Liabilities

October 31, 2011

	Franklin Templeton Hard Currency Fund
Assets:	
Investments in securities:	
Cost - Unaffiliated issuers	$341,575,231
Cost - Sweep Money Fund (Note 7)	351,038,551
Total cost of investments	$692,613,782
Value - Unaffiliated issuers	$342,257,114
Value - Sweep Money Fund (Note 7)	351,038,551
Total value of investments	693,295,665
Cash	3,570,000
Foreign currency, at value (cost $2,596,003)	2,559,799
Receivables:	
Capital shares sold	3,892,677
Interest	1,832,229
Due from brokers	7,380,000
Unrealized appreciation on forward exchange contracts	1,807,301
Other assets	41
Total assets	714,337,712
Liabilities:	
Payables:	
Capital shares redeemed	4,646,646
Affiliates	486,115
Unrealized depreciation on forward exchange contracts	9,253,979
Accrued expenses and other liabilities	110,820
Total liabilities	14,497,560
Net assets, at value	$699,840,152
Net assets consist of:	
Paid-in capital	$678,123,819
Undistributed net investment income	30,958,686
Net unrealized appreciation (depreciation)	(6,755,516)
Accumulated net realized gain (loss)	(2,486,837)
Net assets, at value	$699,840,152
Class A:	
Net assets, at value	$463,128,413
Shares outstanding	46,406,766
Net asset value per share[a]	$9.98
Maximum offering price per share (net asset value per share ÷ 97.75%)	$10.21
Advisor Class:	
Net assets, at value	$236,711,739
Shares outstanding	23,649,118
Net asset value and maximum offering price per share	$10.01

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

Franklin Templeton Global Trust

Notes to Financial Statements

Franklin Templeton Hard Currency Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of one fund, the Franklin Templeton Hard Currency Fund (Fund). The Fund offers two classes of shares: Class A and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Derivative financial instruments (derivatives) listed on an exchange are valued at the official closing price of the day. Investments in open-end mutual funds are valued at the closing net asset value.

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these

22 | Annual Report

Franklin Templeton Global Trust

Notes to Financial Statements (continued)

Franklin Templeton Hard Currency Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Annual Report | 23

Franklin Templeton Global Trust

Notes to Financial Statements (continued)

Franklin Templeton Hard Currency Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

See Note 9 regarding other derivative information.

d. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of October 31, 2011, and for all open tax years, the

24 | Annual Report

Franklin Templeton Global Trust

Notes to Financial Statements (continued)

Franklin Templeton Hard Currency Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Income Taxes (continued)

Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability for unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Annual Report | 25

Franklin Templeton Global Trust

Notes to Financial Statements (continued)

Franklin Templeton Hard Currency Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued) g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2011, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

Year Ended October 31, 2011 Shares	2011 Amount	2010 Shares	2010 Amount
Class A Shares:				
Shares sold	40,533,409	$407,052,761	12,575,606	$ 120,756,642
Shares issued in reinvestment of distributions	1,430,277	13,673,448	—	—
Shares redeemed	(22,933,646)	(230,578,494)	(29,166,072)	(278,218,200)
Net increase (decrease)	19,030,040	$190,147,715	16,590,466)	$(157,461,558)
Advisor Class Shares:				
Shares sold	23,199,389	$234,654,753	4,680,845	$ 45,584,501
Shares issued in reinvestment of distributions	270,256	2,583,644	—	—
Shares redeemed	(6,724,692)	(67,098,204)	(5,913,550)	(56,834,877)
Net increase (decrease)	16,744,953	$170,140,193	1,232,705)	$ (11,250,376)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

26 | Annual Report

Franklin Templeton Global Trust

Notes to Financial Statements (continued)

Franklin Templeton Hard Currency Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Fund pays an investment management fee to Advisers of 0.65% per year of the average daily net assets of the Fund.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a reimbursement distribution plan for Class A pursuant to Rule 12b-1 under the 1940 Act, under which the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.45% per year of its average daily net assets. The Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board. Costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$138,973
CDSC retained	$17,499

e. Transfer Agent Fees

For the year ended October 31, 2011, the Fund paid transfer agent fees of $574,340, of which $274,924 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended October 31, 2011, there were no credits earned.

Annual Report | 27

Franklin Templeton Global Trust

Notes to Financial Statements (continued)

Franklin Templeton Hard Currency Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2011, the capital loss carryforwards were as follows:

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law. Any post-enactment capital losses generated will be required to be utilized prior to the losses incurred in pre-enactment tax years.

The tax character of distributions paid during the years ended October 31, 2011 and 2010, was as follows:

At October 31, 2011, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

There were no purchases or sales of investments (other than short term securities) for the year ended October 31, 2011.

28 | Annual Report

Franklin Templeton Global Trust

Notes to Financial Statements (continued)

Franklin Templeton Hard Currency Fund

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. OTHER DERIVATIVE INFORMATION

At October 31, 2011, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

Franklin Templeton Global Trust

Notes to Financial Statements (continued)

Franklin Templeton Hard Currency Fund

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended October 31, 2011, the Fund did not use the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securi- ties, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in deter- mining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

30 | Annual Report

Franklin Templeton Global Trust

Notes to Financial Statements (continued)

Franklin Templeton Hard Currency Fund

11. FAIR VALUE MEASUREMENTS (continued)

The following is a summary of the inputs used as of October 31, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

12. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Franklin Templeton Global Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Hard Currency Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton Hard Currency Fund (the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 16, 2011

32 | Annual Report

Franklin Templeton Global Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.				
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.				
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).				

36 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since May 2011	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.				

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson is the father of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund's Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Annual Report | 37

Franklin Templeton Global Trust

Shareholder Information

Franklin Templeton Hard Currency Fund

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $45,394 for the fiscal year ended October 31, 2011 and $42,600 for the fiscal year ended October 31, 2010.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s

FTGT N-CSR PE 10/31/11

investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $75,000 for the fiscal year ended October 31, 2011 and $35,000 for the fiscal year ended October 31, 2010. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and the application of the local country tax laws to investments made by various Franklin Templeton funds.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended October 31, 2011 and $128 for the fiscal year ended October 31, 2010. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended October 31, 2011 and $144,672 for the fiscal year ended October 31, 2010. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)	pre-approval of all audit and audit related services;
(ii)	pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii)

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through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $75,000 for the fiscal year ended October 31, 2011 and $179,800 for the fiscal year ended October 31, 2010.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to

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ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON GLOBAL TRUST

By /s/LAURA F. FERGERSON
Laura F. Fergerson

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Chief Executive Officer –
Finance and Administration
Date December 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date December 28, 2011

By /s/GASTON GARDEY
Gaston Gardey
Chief Financal Officer and
Chief Accounting Officeron
Date December 28, 2011

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